UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                  March 1, 2006

                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-51290                                52-1841431
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        (Commission File Number)            (IRS Employer Identification No.)

          270 Sylvan Avenue
     Englewood Cliffs, New Jersey                       07632
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(Address of Principal Executive Offices)               (Zip Code)

                                 (201) 894-8980
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Compensation Arrangement with Ben Tseng

On March 1, 2006, the Board of Directors of the registrant, EpiCept Corporation, authorized a salary increase to Ben Tseng, Chief Scientific Officer, retroactive to October 15, 2005, bringing his base salary to $215,000.














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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EPICEPT CORPORATION


                                           By:     /s/ Robert W. Cook
                                                   -----------------------------
                                           Name:   Robert W. Cook
                                           Title:  Chief Financial Officer

Date: March 7, 2006












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